                                                                     EXHIBIT 4.1

                              CERTIFICATE OF TRUST


         The undersigned, the trustees of SunTrust Capital ___, desiring to form a statutory trust pursuant to Delaware Statutory Trust Act, 12 Del. C. Section 3810 et seq., hereby certify as follows:

                (a) The name of the statutory trust being formed hereby (the "Trust") is "SunTrust Capital ___."

                (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                        Chase Manhattan Bank USA, National Association 500 Stanton Christina Road, 3/OPS 4
                        Newark, DE 19713

                (c) This Certificate of Trust shall be effective as of the date of filing.



Dated:  August ___, 2004


                                              ----------------------------------
                                              Raymond D. Fortin
                                              Regular Trustee


                                              ----------------------------------
                                              Gary Peacock, Jr.
                                              Regular Trustee


                                              ----------------------------------
                                              Robert J. Williams, Jr.
                                              Regular Trustee


                                              CHASE MANHATTAN BANK USA,
                                              NATIONAL ASSOCIATION,
                                              as Delaware Trustee


                                              By:
                                                 -------------------------------
                                              Name:
                                              Title:


                                              J.P. MORGAN TRUST COMPANY,
                                              NATIONAL ASSOCIATION,
                                              as Institutional Trustee


                                              By:
                                                 -------------------------------
                                              Name:
                                              Title: